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                 DEAN WITTER SELECT DIMENSIONS VARIABLE ANNUITY
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

     SUPPLEMENT DATED OCTOBER 20, 1995 TO THE DEAN WITTER SELECT DIMENSIONS
                 VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 1995

The subsection entitled "The Company" should read as follows:

                                  THE COMPANY

ITT Hartford Life and Annuity Insurance Company, formerly ITT Hartford Insurance Corporation, is domiciled in the State of Wisconsin at Suite 2100, 111 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 and with its principal office at 505 Highway 169 North, Minneapolis, Minnesota 55441; however, its mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999; Attn: Individual Annuity Operations.

ITT Hartford was incorporated in January 9, 1956 and commenced business July 1, 1965. It is a stock life insurance company engaged in the business of writing both individual and group life insurance and annuities in all states including the District of Columbia, except New York.

ITT Hartford is a wholly owned subsidiary of Hartford Life Insurance Company. ITT Hartford is ultimately 100% owned by Hartford Fire Company, one of the largest multiple lines insurance carriers in the United States.

ITT Hartford has an A+ (superior) rating from A.M. Best and Company, Inc. ITT Hartford has an AA+ rating from both Standard & Poor's and Duff and Phelps on the basis of its claims paying ability.

These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under this variable annuity are the general corporate obligations of ILA. These ratings do apply to ILA's ability to meet its insurance obligations under the contract.

HV-2011

33-80732